SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2022, the Board of Directors of Waste Management, Inc. (the “Company”) approved and adopted the amended and restated by-laws of the Company (the “Amended and Restated By-laws”).

The Amended and Restated By-laws address the new universal proxy rules under Rule 14a-19 of the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), by, among other things, providing that: (i) a stockholder who submits a director nomination notice must also make a representation as to whether such stockholder intends to solicit proxies in support of its proposed nominee in accordance with Rule 14a-19 and (ii) if the stockholder provides notice pursuant to Rule 14a-19 with respect to a proposed nominee and subsequently fails to comply with requirements of Rule 14a-19, the Company will disregard the nomination of the proposed nominee.

The Amended and Restated By-laws also amend Section 2.13 “Stockholder Proposals” and Section 2.14 “Nomination of Directors” to require that a stockholder update and supplement certain information required by those sections to be included in the stockholder’s notice as of the record date for the applicable meeting and a date prior to the applicable meeting.

The Amended and Restated By-laws also include revisions to align with recent amendments to the General Corporation Law of the State of Delaware (“DGCL”) including updating the procedural mechanics with respect to adjourned meetings of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders. Finally, the Amended and Restated By-laws incorporate minor administrative changes and other clarifications intended to conform to recent amendments to the DGCL.

The above description is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

3.2 104	Amended and Restated By-laws of Waste Management, Inc. as of November 8, 2022 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: November 10, 2022	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer